EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Jacksonville Bancorp, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Gilbert J. Pomar, III, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date:  March 13, 2006                 By: /s/ Gilbert J. Pomar, III
       ---------------                    --------------------------------------
                                          Gilbert J. Pomar, III, President and
                                          Chief Executive Officer


                                       43